Sarbanes Oxley  906 Certification


CERTIFICATION OF SHAREHOLDER REPORT


	In connection with the Certified Shareholder Report of American National Investment Accounts, Inc. (the Company) on Form N-CSR for the period ended June 30, 2004 as filed with the Securities and Exchange Commission on the date hereof (the Report), I, Michael W. McCroskey, President of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section
13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date:  August 31, 2004

	\S\ Michael W. McCroskey
	-------------------------------------
	President

	A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to the company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.





Sarbanes Oxley  906 Certification


CERTIFICATION OF SHAREHOLDER REPORT


	In connection with the Certified Shareholder Report of American National Investment Accounts, Inc. (the Company) on Form N-CSR for the period ended June 30, 2004 as filed with the Securities and Exchange Commission on the date hereof (the Report), I, Brenda T. Koelemay,
Vice President and Treasurer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(3) The Report fully complies with the requirements of Section
13(a) or 15(d) of the Securities Exchange Act of 1934; and

(4) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date:  August 31, 2004

	\S\ Brenda T. Koelemay
	-------------------------------------
	Vice President and Treasurer

	A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to the company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.